'33 Act File No. 2-73024
                                                      '40 Act File No. 811-3213

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Post-Effective Amendment No. 96                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 97                                                             [X]

                        (Check appropriate box or boxes)

                        GARTMORE VARIABLE INSURANCE TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300



                        Send Copies of Communications to:

ALLAN J. OSTER, ESQ.                        MS. BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000                 STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428            2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)     PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

         [ ]     immediately upon filing pursuant to paragraph (b)

         [X]     on April 28, 2006 pursuant to paragraph (b)

         [ ]     60 days after filing pursuant to paragraph (a)(1)

         [ ]     on [date] pursuant to paragraph (a)(1)

         [ ]     75 days after filing pursuant to paragraph (a)(2)

         [ ]     on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

GARTMORE Variable Insurance Trust


GVIT Enhanced Income Fund


GARTMORE
[logo omitted]


FundPROSPECTUS

GARTMORE FUNDS


 [logo omitted] | May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


                                                           WWW.GARTMOREFUNDS.COM

                               TABLE OF CONTENTS




               3     SECTION 1 - FUND SUMMARY AND PERFORMANCE
                     GVIT Enhanced Income Fund
                     Key Terms

               6     SECTION 2 - FUND DETAILS
                     Additional Information about Investments,
                      Investment Techniques and Risks


               8     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Portfolio Management
                     Additional Information About the Portfolio Managers

               9     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     In-Kind Purchases
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Distribution and Services Plans
                     Revenue Sharing


              13     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              14     SECTION 6 - FINANCIAL HIGHLIGHTS

      BACK COVER     ADDITIONAL INFORMATION




                                                   GVIT ENHANCED INCOME FUND | 1

GVIT Enhanced Income Fund


INTRODUCTION

This prospectus provides information about the GVIT Enhanced Income Fund (the "Fund"), a series of the Gartmore Variable Insurance Trust (the "Trust").

The Fund is primarily intended:

o To help investors to seek a high level of current income while preserving capital and minimizing fluctuations in share value.

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

The Fund's investment objective can be changed without shareholder approval.


A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes: Class ID, Class II, and Class VII.


This prospectus provides information with respect to each of the classes offered by the Fund. The shares classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with
Gartmore: Choosing a Share Class on page 9.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 5.



2  |  GVIT ENHANCED INCOME FUND

SECTION 1 | GVIT Enhanced Income Fund Summary and Performance

OBJECTIVE

The Fund seeks a high level of income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests primarily in high-grade CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable basis.

In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION ordinarily will be between six months and one year, and will not exceed two years, and the Fund may enter into certain DERIVATIVE contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield and other lower rated bonds.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of these securities to fall.



MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed income securities and small changes in interest rates can quickly reduce the value of these securities.


SELECTION RISK - portfolio management may select securities that underperform the Fund's benchmark or other funds with similar investment objectives and strategies.


CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

Performance information is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.



                                                   GVIT ENHANCED INCOME FUND | 3

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


SHAREHOLDER FEES (PAID DIRECTLY                        CLASS ID             CLASS II          CLASS VII
FROM YOUR INVESTMENT) 1                                  SHARES               SHARES              SHARES
---------------------------------------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                                        None                 None                None
---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                                   0.35%                0.35%               0.35%
---------------------------------------------------------------------------------------------------------------
Distribution and/
or Service (12b-1) Fees                                    None                0.25%               0.40%
---------------------------------------------------------------------------------------------------------------
Other Expenses 2                                          0.11%                0.21%               0.36%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES 3                                      0.46%                0.81%               1.11%
---------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursements 4                                  0.01%                0.01%               0.01%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                                           0.45%                0.80%               1.10%
---------------------------------------------------------------------------------------------------------------


 1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


 2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, and which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waiver and/or reimbursements, would be 0.95% for Class II shares. Class ID shares do not pay an administrative services fee.

 3 Expenses are estimated based on the Fund's projected net assets for 2006.

 4 Gartmore Variable Insurance Trust (the "Trust") and Gartmore Morley Capital
   Management, Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.45% until at least May 1, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursement to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR              3 YEARS
---------------------------------------------------------------
Class ID                                $46                $147
---------------------------------------------------------------
Class II                                 82                 258
---------------------------------------------------------------
Class VII                               112                 352
---------------------------------------------------------------

1 Assuming contractual waivers remain in place each year.



4  |  GVIT ENHANCED INCOME FUND

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                   GVIT ENHANCED INCOME FUND | 5

SECTION 2 | Fund Details


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

ASSET-BACKED SECURITIES - like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating also can have an adverse effect on the value of the Fund's investments. High-yield bonds are generally more exposed to credit risk than are investment-grade securities.


DERIVATIVES - a derivative is a contract whose value is based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets
o the Fund may suffer disproportionately heavy losses relative to the amount invested
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


FLOATING- AND VARIABLE-RATE SECURITIES - these securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid in full before their maturity date.

Like other fixed income securities, floating- and variable-rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the Fund will have to invest the proceeds in lower yielding securities that reduce a Fund's income. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid in full more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "pre-payment risk." When interest rates rise, certain types of mortgage-backed securities will be paid in full more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of pre-payment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


6  |  GVIT ENHANCED INCOME FUND

REPURCHASE AGREEMENTS - when entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

TEMPORARY INVESTMENTS - the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities,
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,
o prime quality commercial paper,
o repurchase agreements covering any of the securities in which the Fund may invest directly, and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,
o the Federal Home Loan Banks,
o the Federal National Mortgage Association ("FNMA"),
o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"), and
o the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


ZERO COUPON BONDS - these securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by broker-dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

                                                   GVIT ENHANCED INCOME FUND | 7

SECTION 3 | Fund Management

INVESTMENT ADVISER


Gartmore Morley Capital Management, Inc. ("GMCM" or the "Adviser"), located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, is the investment adviser for the Fund and is responsible for managing the Fund's investments and supervising the Fund's daily business affairs. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts.


GMCM is a wholly owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc.

GMCM is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.


The Fund pays GMCM a management fee based on the Fund's average daily net assets. The total management fee, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is 0.35%.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Fund is available in the Fund's semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


PORTFOLIO MANAGEMENT

A team of portfolio managers from GMCM is responsible for the day-to-day management of the Fund.


Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are both responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Ms. Phillips and Mr. Johnston are both co-managers of the Fund with equal responsibilities and duties in the management of the Fund. Ms. Phillips joined GMCM in 1999. She has 16 years of experience in finance and investments including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Johnston joined GMCM in 2000. He has 5 years of experience in finance and investments including fixed-income portfolio management and trading.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund managed by the portfolio manager, if any.


8  |  GVIT ENHANCED INCOME FUND

SECTION 4 | Investing with Gartmore

CHOOSING A SHARE CLASS


Shares of the Fund are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class ID shares are primarily sold to other registered investment companies that operate as "funds-of-funds," such as the GVIT Investor Destinations Series. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II and Class VII shares.

Shares of the Fund are not sold to individual investors.


The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.


The distributor for the Fund is Gartmore Distribution
Services, Inc. ("GDSI").

PURCHASE PRICE


The purchase price of each share of the Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of the Fund's shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.


The Fund does not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government

                                                   GVIT ENHANCED INCOME FUND | 9
approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments, if applicable, more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for such Funds.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.


EXCESSIVE OR SHORT-TERM TRADING


The Fund seeks to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between the Fund or sales and repurchases of the Fund within a short time period) may:

o disrupt portfolio management strategies,
o increase brokerage and other transaction costs and
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. The Fund, to the extent that it invests in foreign securities, may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Fund and does not accommodate such excessive short-term trading. These procedures are described below.


10  |  GVIT ENHANCED INCOME FUND

MONITORING OF TRADING ACTIVITY

It is difficult for the Fund to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in the Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contracts for the specific short-term trading periods and restrictions.

Whenever the Fund is able to identify short-term trades and or traders, it has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described above. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading and
o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II and Class VII shares of the Fund and providing shareholder services. Under that Distribution Plan, the Fund pays the Distributor from its Class II and Class VII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets and 0.40% of the Fund's Class VII shares' average daily net assets.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Fund's Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II and Class VII shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

Class ID shares do not pay either a 12b-1 fee or an administrative services fee.


REVENUE SHARING

GMCM and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own

                                                  GVIT ENHANCED INCOME FUND | 11
legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to its Adviser to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Fund's assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o GDSI and other affiliates of GMCM,

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and
o insurance companies that include shares of the Funds as underlying subaccount options.



Payments must be based on current or past sales of subaccounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of the Fund to you instead of recommending options offered by competing insurance companies


o sell shares of the Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of Gartmore, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.



12  |  GVIT ENHANCED INCOME FUND

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Fund.



                                                  GVIT ENHANCED INCOME FUND | 13

SECTION 6 | Financial Highlights


Financial Highlights information is not shown because shares of the Fund were first offered on May 1, 2006 and, therefore, the Fund has no historical information to report.




14  |  GVIT ENHANCED INCOME FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION FROM GARTMORE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this prospectus)


o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year)


o Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov,
o by electronic request to public info@sec.gov,
o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation), or
o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213
                      (C) 2006 Gartmore Global Investments. All rights reserved.

                                                              PR-GVIT-ENINC 5/06

INDEX Series

GVIT Bond Index Fund
GVIT International Index Fund
GVIT Small Cap Index Fund

                                                                  [logo omitted]
                                                                       GARTMORE



Fund PROSPECTUS


GARTMORE FUNDS | May 1, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.




                                                           WWW.GARTMOREFUNDS.COM

TABLE OF CONTENTS




               3     SECTION 1 - FUND SUMMARY AND PERFORMANCE
                     GVIT Bond Index Fund
                     GVIT International Index Fund
                     GVIT Small Cap Index Fund
                     Key Terms


              10     SECTION 2 - FUND DETAILS
                     Additional Information about Investments,
                       Investment Techniques and Risks

              14     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Multi-Manager Structure
                     Subadviser
                     Portfolio Management
                     Additional Information about the Portfolio Managers

              16     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     In-Kind Purchases
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Short-Term Trading Fees
                     Distribution and Services Plans
                     Revenue Sharing


              21     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              22     SECTION 6 - FINANCIAL HIGHLIGHTS

      BACK COVER     ADDITIONAL INFORMATION




                                                                INDEX SERIES | 1

INDEX Series

INTRODUCTION TO THE INDEX SERIES


This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):


GVIT BOND INDEX FUND
GVIT INTERNATIONAL INDEX FUND
GVIT SMALL CAP INDEX FUND

o Each Fund seeks to match the performance of a specific market index (before the deduction of Fund expenses).

The following sections summarize key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT A FUND WILL MEET ITS OBJECTIVE OR THAT A FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.


A NOTE ABOUT SHARE CLASSES The Funds offer the following share classes:

o    GVIT Bond Index Fund - Class ID, Class II and Class VII.
o GVIT International Index Fund - Class ID, Class II, Class VI, Class VII and Class VIII.
o    GVIT Small Cap Index Fund - Class ID, Class II and Class VII.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with Gartmore: Choosing a Share Class on page 16.


A NOTE ABOUT THE INDEX SERIES

The Funds in the Index Series each employ a "passive management" or "indexing" investment approach, seeking to invest either in a portfolio of securities substantially the same as the securities tracked in a benchmark index, or in a statistical sampling of securities listed in the index with the intention of replicating the index's performance results. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Gartmore Mutual Fund Capital Trust (the "Adviser" or "Gartmore") believes that a different index better represents the performance of the applicable market segment.

The Funds each employ a "multi-manager" structure, which means that Gartmore may hire, replace or terminate one or more unaffiliated subadvisers without shareholder approval. Gartmore believes this structure provides it with increased flexibility to manage the Funds and to operate them more efficiently. See Section 3, Fund Management: Multi-Manager Structure.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 9.


2  |  INDEX SERIES

SECTION 1 | GVIT Bond Index Fund Summary and Performance

OBJECTIVE


The Fund seeks to match the performance of the Lehman U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the Lehman Aggregate Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of its net assets in BONDS and other FIXED-INCOME SECURITIES that are included in (or have the same characteristics of the bonds comprising) the Lehman Aggregate Index, as well as DERIVATIVES linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated INVESTMENT-GRADE bonds of different types, including:

o U.S. GOVERNMENT SECURITIES,
o U.S. GOVERNMENT AGENCY SECURITIES,
o corporate bonds issued by U.S. and foreign companies,
o MORTGAGE-BACKED SECURITIES,
o securities of foreign governments and their agencies and
o securities of supranational entities, such as the World Bank.

The Fund invests in a statistically selected sampling of bonds that are included in (or have, either singly or in combination, the same characteristics of) the bonds in the Lehman Aggregate Index. The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index, which are selected to reflect characteristics such as MATURITY, DURATION or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. The Fund may engage in active and frequent trading of portfolio securities.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield and other lower rated bonds.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of these securities to fall.

MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed-income securities and small changes in interest rates can quickly reduce the value of these securities.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


FOREIGN RISK - the Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER RISK - a higher portfolio turnover rate increases transaction cost and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

Performance information is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.



                                                                INDEX SERIES | 3

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:



SHAREHOLDER FEES (PAID DIRECTLY                             CLASS ID             CLASS II           CLASS VII
FROM YOUR INVESTMENT) 1                                       SHARES               SHARES              SHARES
-------------------------------------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                                             None                 None                None
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                                        0.22%                0.22%               0.22%
-------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                                            None                0.25%               0.40%
-------------------------------------------------------------------------------------------------------------
Other Expenses 2                                               0.10%                0.20%               0.35%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES 4                                           0.32%                0.67%               0.97%
-------------------------------------------------------------------------------------------------------------

1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, and which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waiver and/or reimbursements, would be 0.82% for Class II shares. Class ID shares do not pay an administrative services fee.

3 Expenses are estimated based on the Fund's projected average net assets for 2006.

4    Gartmore Variable Insurance Trust (the "Trust") and Gartmore Mutual
     Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.32% until at least May 1, 2007 for all share classes. This limit excludes certain Fund expenses including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. Because of the exclusion of these Fund operating expenses from the expense limitation, no fees are being waived or expenses reimbursed. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursement to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.

     As Total Annual Fund Operating Expenses before waivers are not expected to exceed 0.32%, no fees are currently expected to be waived or expenses limited during the current fiscal year.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR               3 YEARS
--------------------------------------------
Class ID           $33                  $103
--------------------------------------------
Class II            68                   214
--------------------------------------------
Class VII           99                   309
--------------------------------------------

1    Assuming contractual waivers remain in place in each year.



4  |  INDEX SERIES

SECTION 1 | GVIT International Index Fund Summary and Performance

OBJECTIVE

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index.


The MSCI EAFE Index is a MARKET-WEIGHTED INDEX composed of COMMON STOCKS of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative MARKET CAPITALIZATION of each of the countries in the MSCI EAFE Index.


The Fund invests in a statistically selected sample of stocks included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio managers choose investments so that the MARKET CAPITALIZATIONS, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.



PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing stocks. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


FOREIGN RISK - the Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

Performance information is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.


                                                                INDEX SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:




SHAREHOLDER FEES
(PAID DIRECTLY FROM                     CLASS ID       CLASS II      CLASS VI      CLASS VII     CLASS VIII
YOUR INVESTMENT) 1                        SHARES         SHARES        SHARES         SHARES         SHARES
-----------------------------------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed) 2                       None           None         1.00%           None          1.00%
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES
(DEDUCTED FROM
FUND ASSETS)
-----------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally managed)                    0.27%          0.27%         0.27%          0.27%          0.27%
-----------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                        None          0.25%         0.25%          0.40%          0.40%
-----------------------------------------------------------------------------------------------------------
Other Expenses 3                           0.11%          0.21%         0.36%          0.36%          0.36%
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES 4                                 0.38%          0.73%         0.88%          1.03%          1.03%
-----------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursements 5                           0.01%          0.01%         0.01%          0.01%          0.01%
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)                            0.37%          0.72%         0.87%          1.02%          1.02%
-----------------------------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount of the Fund shares redeemed or exchanged will be charged for any Class VI or Class VIII shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Gartmore: Short-Term Trading Fees on page 18.

3 "Other Expenses" include administrative services fees which currently are 0.10% for Class II shares and 0.25% for Class VI, Class VII and Class VIII shares and which are permitted to be as high as 0.25% with respect to Class II, Class VI, Class VII and Class VIII shares. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waiver and/or reimbursements, would be 0.87% for Class II shares. Class ID shares do not pay an administrative services fee.

4 Expenses are estimated based on the Fund's projected average net assets for 2006.

5 Gartmore Variable Insurance Trust (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.37% until at least May 1, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursement to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI and Class VIII shares for the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class VI or Class VIII shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR                        3 YEARS
------------------------------------------------------------------------
Class ID                              $38                           $121
------------------------------------------------------------------------
Class II                               74                            232
------------------------------------------------------------------------
Class VI                               89                            280
------------------------------------------------------------------------
Class VII                             104                            327
------------------------------------------------------------------------
Class VIII                            104                            327
------------------------------------------------------------------------


1    Assuming contractual waivers are in place in each year.


6  |  INDEX SERIES

SECTION 1 | GVIT Small Cap Index Fund Summary and Performance


OBJECTIVE

The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the Russell 2000 before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of companies included in the Russell 2000 and in DERIVATIVE instruments linked to the Russell 2000.


The Russell 2000 is a MARKET-WEIGHTED INDEX composed of approximately 2000 COMMON STOCKS of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the MARKET CAPITALIZATIONS of companies in the Russell 2000 Index ranged from $26 million to $4.4 billion.


The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the Russell 2000, or in the same weightings. The Fund's portfolio managers chooses investments so that the MARKET CAPITALIZATIONS, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 as a whole.



PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL-CAP RISK - in general, stocks of SMALL-CAP COMPANIES trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing stocks. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

Performance information is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.


                                                                INDEX SERIES | 7

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:



SHAREHOLDER FEES (PAID DIRECTLY                             CLASS ID             CLASS II           CLASS VII
FROM YOUR INVESTMENT) 1                                       SHARES               SHARES              SHARES
-------------------------------------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                                             None                 None                None
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                                        0.20%                0.20%               0.20%
-------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                                            None                0.25%               0.40%
-------------------------------------------------------------------------------------------------------------
Other Expenses 2                                               0.11%                0.21%               0.36%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES 3                                           0.31%                0.66%               0.96%
-------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursements 4                                       0.01%                0.01%               0.01%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                                                0.30%                0.65%               0.95%
-------------------------------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, and which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waiver and/or reimbursements, would be 0.80% for Class II shares. Class ID shares do not pay an administrative services fee.

3 Expenses are estimated based on the Fund's projected average net assets for 2006.

4    Gartmore Variable Insurance Trust (the "Trust") and Gartmore Mutual
     Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.30% until at least May 1, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursement to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR                              3 YEARS
------------------------------------------------------------------------------
Class ID                              $31                                  $99
------------------------------------------------------------------------------
Class II                               66                                  210
------------------------------------------------------------------------------
Class VII                              97                                  305
------------------------------------------------------------------------------

1    Assuming contractual waivers remain in place in each year.



8  |  INDEX SERIES

KEY TERMS


In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

INVESTMENT GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

SMALL-CAP COMPANIES - companies with market capitalization similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


                                                                INDEX SERIES | 9

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS MORE ABOUT INDEX FUNDS

None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that each Fund's (except the GVIT Bond Index Fund) portfolio turnover and trading costs may be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o purchases of Fund shares increase,
o to provide liquidity for redemptions of Fund shares and
o to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

Each of the Funds (except the GVIT Bond Index Fund) may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process." The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of its relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.


OTHER INVESTMENTS


In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds. Each Fund may also invest in derivative securities as described above.


GVIT BOND INDEX FUND

The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


The GVIT Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.


All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.

The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

The Fund may also enter into "dollar rolls," in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future


10  |  INDEX SERIES
date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.


The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed-income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.



GVIT INTERNATIONAL INDEX FUND

The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are outside the United States. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.

Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

GVIT SMALL CAP INDEX FUND


The Russell 2000 Index is composed of common stocks of small-cap U.S. companies. It includes the smallest 2,000 companies in the Russell 3000(R) Index, which measures the performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 2000 Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000 Index based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until its annual update.


ADDITIONAL RISKS


BORROWING RISK (GVIT BOND INDEX FUND, GVIT INTERNATIONAL INDEX FUND, GVIT SMALL CAP INDEX FUND) - each of the Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

DERIVATIVES RISK (GVIT BOND INDEX FUND, GVIT INTERNATIONAL INDEX FUND, GVIT SMALL CAP INDEX FUND) - is the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways.


The Funds may invest in derivatives, primarily futures and options.

Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;
o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;
o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and
o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

DOLLAR ROLLS RISK (GVIT BOND INDEX FUND) - is the risk that the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

EVENT RISK (GVIT BOND INDEX FUND) - is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


FOREIGN GOVERNMENT DEBT SECURITIES RISK (GVIT BOND INDEX FUND) - involves the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.


                                                               INDEX SERIES | 11

FOREIGN SECURITIES RISK (GVIT BOND INDEX FUND, GVIT INTERNATIONAL INDEX FUND) - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

o political and economic instability,
o the impact of currency exchange rate fluctuations,
o reduced information about issuers,
o higher transaction costs,
o less stringent regulatory and accounting standards and
o delayed settlement.


Additional risks include that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The GVIT Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities.


MORTGAGE-BACKED SECURITIES RISK (GVIT BOND INDEX FUND) - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid in full more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "pre-payment risk." When interest rates rise, certain types of mortgage-backed securities will be paid in full more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of pre-payment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

SECURITIES LENDING (GVIT BOND INDEX FUND, GVIT INTERNATIONAL INDEX FUND, GVIT SMALL CAP INDEX FUND) - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

SMALL-CAP RISK (GVIT SMALL CAP INDEX FUND) - investments in smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent a Fund invests in stocks of small companies, it may be subject to increased risk.

STOCK MARKET RISK (GVIT INTERNATIONAL INDEX FUND, GVIT SMALL CAP
INDEX FUND) - the Funds could lose value if the individual stocks in which they have invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o    corporate earnings
o    production
o    management
o    sales, and
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS (GVIT BOND INDEX FUND, GVIT INTERNATIONAL INDEX FUND, GVIT SMALL CAP INDEX FUND) - each of the Funds generally will be fully invested in accordance with its objective and strategies, and none of the Funds will enter into temporary investments as a way to hedge against market declines. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o    short-term U.S. government securities;
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;
o    prime quality commercial paper;
o repurchase agreements covering any of the securities in which the Fund may invest directly; and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


12  |  INDEX SERIES

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES (GVIT BOND INDEX FUND) - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;
o    the Federal Home Loan Banks;
o    the Federal National Mortgage Association ("FNMA");
o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
o    the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").



                                                               INDEX SERIES | 13

SECTION 3 | Fund Management

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("Gartmore" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for the Funds. Gartmore was organized in 1999 as an investment adviser for mutual funds. Gartmore is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

Each Fund pays Gartmore a management fee based on each Fund's average daily net assets. The management fee, expressed as a percentage of each Fund's average daily net assets and not taking into account any applicable waivers, is as follows:


FUND                                                             ASSETS                 FEE
-------------------------------------------------------------------------------------------
GVIT Bond Index Fund                              $0 up to $1.5 billion               0.22%
                                          $1.5 billion up to $3 billion               0.21%
                                                    $3 billion and more               0.20%
-------------------------------------------------------------------------------------------
GVIT International Index Fund                     $0 up to $1.5 billion               0.27%
                                          $1.5 billion up to $3 billion               0.26%
                                                    $3 billion and more               0.25%
-------------------------------------------------------------------------------------------
GVIT Small Cap Index Fund                         $0 up to $1.5 billion               0.20%
                                          $1.5 billion up to $3 billion               0.19%
                                                    $3 billion and more               0.18%
-------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


MULTI-MANAGER STRUCTURE


Gartmore and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows Gartmore to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of Gartmore) without the approval of shareholders. The order also allows Gartmore to revise a subadvisory agreement with a non-affiliate subadviser with the approval of the Trustees but without shareholder approval. If a new non-affiliate subadviser is hired for any of these Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility enabling them to operate efficiently.


Gartmore performs the following oversight and evaluation services to these
Funds:


o    initial due diligence on prospective Fund subadvisers;
o monitoring subadviser performance, including ongoing analysis and periodic consultations;
o communicating performance expectations and evaluations to the subadvisers and
o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

Gartmore does not expect to recommend subadviser changes frequently; however, Gartmore will periodically provide written reports to the Board of Trustees regarding its evaluation and monitoring. Although Gartmore will monitor the subadviser performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.


SUBADVISER


Subject to the supervision of the Adviser and the Board of Trustees of the Trust, Fund Asset Management, L.P. ("FAM") P.O. Box 9011, Princeton, New Jersey 08543-9011, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. FAM makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

FAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Out of its management fee, Gartmore pays FAM an annual subadvisory fee, based on each Fund's average daily net assets, as follows:



FUND                                                         ASSETS                 FEE
---------------------------------------------------------------------------------------
GVIT Bond Index Fund                          $0 up to $1.5 billion               0.08%
                                      $1.5 billion up to $3 billion               0.06%
                                                $3 billion and more               0.05%
---------------------------------------------------------------------------------------
GVIT International Index Fund                 $0 up to $1.5 billion               0.11%
                                      $1.5 billion up to $3 billion              0.085%
                                                $3 billion and more              0.075%
---------------------------------------------------------------------------------------
GVIT Small Cap Index Fund                     $0 up to $1.5 billion               0.07%
                                      $1.5 billion up to $3 billion               0.06%
                                                $3 billion and more               0.05%
---------------------------------------------------------------------------------------



14  |  INDEX SERIES

PORTFOLIO MANAGEMENT

GVIT BOND INDEX FUND: Jeffrey B. Hewson, Michael Wildstein and Roy Hansen are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hewson has been a Director (Global Fixed Income) of FAM since 1998, a Vice President from 1989 to 1998 and a Portfolio Manager of FAM since 1985. Mr. Wildstein joined FAM/Merrill Lynch Investment Managers, L.P. ("MLIM") in 2001, and is currently a Portfolio Manager on the investment grade credit team. Prior to assuming portfolio management responsibilities, Mr. Wildstein covered the Cable & Media, Telecom and Technology sectors as a Research Analyst. Prior to joining FAM/MLIM, Mr. Wildstein was the Senior Manager of finance at RCN Corporation, a telecommunication company from 1999 to 2001. Mr. Hansen has been with Merrill Lynch since 1998. He has worked on the Institutional and Retail Money Market desk as an Assistant Portfolio Manager and Treasury Note trader. Mr. Hansen is the Head Trader for the investment grade corporate team and a Portfolio Manager for the Merrill Lynch Index Funds. Mr. Hansen coordinates and executes his team's corporate and preferred transactions in both the secondary and new issue markets.

GVIT INTERNATIONAL INDEX FUND AND GVIT SMALL CAP INDEX FUND PORTFOLIO MANAGERS:
Each Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of FAM's Quantitative Index Management Team. Ms. Jelilian is primarily responsible for the day-to-day management of each Fund's portfolio and the selection of each Fund's investments. Mr. Russo assists Ms. Jelilian with portfolio management and the selection of each Fund's investments.Ms. Jelilian has been a Director of MLIM since 1999, and has been a member of the Funds' management team since 2000. Ms. Jelilian has 13 years experience in investing and in managing index investments. Mr. Russo has been a Director of MLIM since 2004, and was a Vice President thereof from 1999 to 2004. He has been a member of the Funds' management team since 2000. Mr. Russo has 10 years experience as a portfolio manager and trader.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                               INDEX SERIES | 15

SECTION 4 | Investing with Gartmore


CHOOSING A SHARE CLASS

Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class ID shares are primarily sold to other registered investment companies that operate as "funds-of-funds," such as the GVIT Investor Destinations Series. Class VI and Class VIII shares of the GVIT International Index Fund may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II, Class VI, Class VII and Class VIII shares. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.


The distributor for the Funds is Gartmore Distribution Services, Inc. ("GDSI").

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o    New Year's Day
o    Martin Luther King, Jr. Day
o    Presidents' Day
o    Good Friday
o    Memorial Day
o    Independence Day
o    Labor Day
o    Thanksgiving Day
o    Christmas Day
o    Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations or, with respect to GVIT Bond Index Fund, the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings,




16  |  INDEX SERIES
significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES

The Funds may accept payment for shares in the form of securities that are permissible investments for such Funds.



SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.


Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES


Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.


EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o    disrupt portfolio management strategies,
o    increase brokerage and other transaction costs, and
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities, such as each of these Funds, may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, such as each of these Fund, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class VI and Class VIII shares of the GVIT International Index Fund were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.



                                                               INDEX SERIES | 17

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contracts for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, a Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o Restrict purchases or exchanges that they or their agents believe constitute excessive trading.
o Reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to the Fund from short-term trading, the GVIT International Index Fund has adopted short-term trading fees on its Class VI and Class VIII shares in an effort to minimize, as fully as possible, the impact short-term trading in such share classes may have on the costs that affect all classes of shares and shareholders in the Fund. Class ID shares of the GVIT International Index Fund are exempt from the short-term trading fee since that share class is sold primarily to registered investment companies that operate as "funds-of-funds" that purchase the Class ID shares in order to implement specific asset allocation investment strategies. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions out of Class VI and Class VIII shares of the GVIT International Index Fund that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class VI or Class VIII shares of the GVIT International Index Fund on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class VI or Class VIII shares for 60 days or less. For this purpose, if Class VI or Class VIII (as applicable) shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first, and the Class VI or Class VIII (as applicable) shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in a Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
o variable insurance contract withdrawals or loans, including required minimum distributions and
o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.



18  |  INDEX SERIES

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI, Class VII and Class VIII shares of a Fund and providing shareholder services. Under that Distribution Plan, a Fund pays the Distributor from its Class II, Class VI, Class VII or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets a Fund's Class II or Class VI shares and 0.40% for Class VII and Class VIII shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Funds' Board of Trustees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II, Class VI, Class VII and Class VIII shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

Class ID shares do not pay a 12b-1 fee or an administrative services fee.

REVENUE SHARING


Gartmore and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o    GDSI and other affiliates of Gartmore,
o broker-dealers and other financial intermediaries that sell such variable insurance contracts and
o insurance companies that include shares of the Funds as underlying subaccount options.

Payments must be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund to you instead of recommending options offered by competing insurance companies
o sell shares of a Fund to you instead of shares of funds offered by competing fund families


Contact your financial intermediary for details about revenue sharing payments.


Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.




                                                               INDEX SERIES | 19

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of Gartmore, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.



20  |  INDEX SERIES

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.


                                                               INDEX SERIES | 21

SECTION 6 | Financial Highlights

Financial Highlights information is not shown because the shares of the Funds were first offered on May 1, 2006 and, therefore, the Funds have no historical information to report.



22  |  INDEX SERIES

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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION FROM GARTMORE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents -- which may be obtained free of charge -- contaiN additional information about the Fund:


o Statement of Additional Information (incorporated by reference into this prospectus)
o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)
o    Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o    on the SEC's EDGAR database via the Internet at www.sec.gov,
o    by electronic request to public info@sec.gov,
o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation), or
o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                      (C) 2006 Gartmore Global Investments. All rights reserved.


                                                                PR-GVIT-IDX 5/06

              THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

                        GARTMORE VARIABLE INSURANCE TRUST

GVIT BOND INDEX FUND
GVIT ENHANCED INCOME FUND
GVIT INTERNATIONAL INDEX FUND
GVIT SMALL CAP INDEX FUND

         Gartmore Variable Insurance Trust (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 39 series. This Statement of Additional Information relates to the four series of the Trust listed above (each, a "Fund" and collectively, the "Funds").

         This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

         o GVIT Bond Index Fund, GVIT International Index Fund, GVIT Small Cap Index Fund dated May 1, 2006.

         o        GVIT Enhanced Income Fund May 1, 2006.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
General Information and History.............................................  1
Additional Information on Portfolio Instruments and Investment Policies.....  1
Description of Portfolio Instruments and Investment Policies................  3
Investment Restrictions..................................................... 30
Portfolio Turnover.......................................................... 32
Insurance Law Restrictions.................................................. 32
Major Shareholders.......................................................... 33
Disclosure of Portfolio Holdings............................................ 33
Trustees and Officers of the Trust.......................................... 34
Investment Advisory and Other Services...................................... 43
Brokerage Allocations....................................................... 50
Purchases, Redemptions and Pricing of Shares................................ 52
Performance Advertising..................................................... 53
Additional Information...................................................... 54
Tax Status.................................................................. 55
Other Tax Consequences...................................................... 56
Tax Consequences to Shareholders............................................ 56
Financial Statements........................................................ 56
Appendix A - Debt Ratings...................................................A-1
Appendix B - Proxy Voting Guidelines Summaries..............................B-1
Appendix C - Portfolio Managers.............................................C-1

GENERAL INFORMATION AND HISTORY

         Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 39 separate series, each with its own investment objective.

         The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Gartmore Mutual Fund Capital Trust ("GMF") is the investment adviser to the GVIT Bond Index Fund, GVIT International Index Fund and the GVIT Small Cap Index Fund (referred to herein, collectively, as the "Index Funds"). GMF has employed Fund Asset Management, L.P. ("FAM") as subadviser for the Index Funds. Gartmore Morley Capital Management, Inc. ("GMCM") is the investment adviser to the GVIT Enhanced Income Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

                                                                GVIT
                                      GVIT BOND INDEX      INTERNATIONAL       GVIT SMALL CAP      GVIT ENHANCED
 TYPE OF INVESTMENT OR TECHNIQUE            FUND             INDEX FUND          INDEX FUND         INCOME FUND
 -------------------------------      ---------------      -------------       --------------      -------------
U.S. common stocks                                                                   Y
Preferred stocks
Small company stocks                                                                 Y
Special situation companies                                                          Y
Illiquid securities                          Y                   Y                   Y                   Y
Restricted securities                        Y                   Y                   Y                   Y
When-issued / delayed-delivery               Y                   Y                   Y                   Y
   securities
Limited liability companies                  Y                   Y                   Y                   Y
Investment companies                         Y                   Y                   Y                   Y
Real estate securities                                           Y                   Y
Securities of foreign issuers                Y                   Y                   Y                   Y
Depositary receipts                                              Y                   Y
Securities from developing
   countries/emerging markets
Convertible securities
Long-term debt                               Y                                                           Y
Long-term debt when originally               Y                   Y                   Y                   Y
   issued but with  less than 397
   days remaining to maturity
Short-term debt                              Y                   Y                   Y                   Y
Floating and variable rate                   Y                   Y                   Y                   Y
   securities
Zero coupon securities                       Y                                                           Y
Step-coupon securities
Pay-in-kind bonds

                                                                GVIT
                                      GVIT BOND INDEX      INTERNATIONAL       GVIT SMALL CAP      GVIT ENHANCED
 TYPE OF INVESTMENT OR TECHNIQUE            FUND             INDEX FUND          INDEX FUND         INCOME FUND
 -------------------------------      ---------------      -------------       --------------      -------------
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and                      Y                   Y                   Y                   Y
   assignments
Sovereign debt (foreign)                     Y                                                           Y
   (denominated in U.S. $)
Foreign commercial paper                     Y                   Y                                       Y
   (denominated in U.S. $)
Duration                                     Y                                                           Y
U.S. Government securities                   Y                   Y                   Y                   Y
Money market instruments                     Y                   Y                   Y                   Y
Mortgage-backed securities                   Y                                                           Y

                                            GVIT         GVIT INTERNATIONAL         GVIT               GVIT
  TYPE OF INVESTMENT OR TECHNIQUE        BOND INDEX             INDEX         SMALL CAP INDEX     ENHANCED INCOME
  -------------------------------        ----------      ------------------   ---------------     ---------------
Stripped mortgage-backed securities          Y                                                           Y
Collateralized mortgage obligations          Y                                                           Y
Mortgage dollar rolls                        Y                                                           Y
Asset-backed securities                      Y                                                           Y
Bank and/or Savings and Loan                 Y                    Y                  Y                   Y
   obligations
Repurchase agreements                        Y                    Y                  Y                   Y
Reverse repurchase agreements                Y                    Y                  Y                   Y
Derivatives                                  Y                    Y                  Y                   Y
Warrants
Futures                                      Y                    Y                  Y                   Y
Options                                      Y                    Y                  Y                   Y
Foreign currencies                                                Y
Forward currency contracts                                        Y
Borrowing money                              Y                    Y                  Y                   Y
Lending of portfolio securities              Y                    Y                  Y                   Y
Investment of securities lending             Y                    Y                  Y                   Y
   collateral
Short sales                                  Y                    Y                  Y
Swap agreements                              Y                    Y                  Y
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                           Y                    Y                  Y                   Y
Strip Bonds
Nationwide Contract
Municipal securities

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

         GVIT BOND INDEX FUND. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

         GVIT INTERNATIONAL INDEX FUND. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

         GVIT SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund and International Index Fund, and fixed-income securities in the case of the Bond Index Fund).

         Because each Index Fund seeks to replicate the total return of its respective index, FAM generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. As a means to measure each Index Fund's replication of the total returns of its respective index, each Index Fund, under normal circumstances, will seek to achieve a total return over periods of one year and longer of the total return of its respective index, before taking into account Fund expenses. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios

(assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (commonly known as "junk bonds," and hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

         Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

         o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         o the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

         In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         Money Market Instruments. Money market instruments may include the following types of instruments:

         o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

         o        repurchase agreements;

         o        bank and savings and loan obligations;

         o commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

         o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.;

         o unrated short-term (maturity in 397 days or less) debt obligation that are determined by a Fund's adviser or subadviser to be of compatible quality to the securities described above.

REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

         Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership 's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be 'publicly traded' will not be considered 'qualifying income' under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund 's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

LENDING PORTFOLIO SECURITIES

         A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The cash collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

         Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL ESTATE SECURITIES

         Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of a Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         A Fund may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and repurchase agreements which may be considered a form of borrowing.

DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

         Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

         Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

         Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

         Credit Linked Notes. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

         Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

         As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalents or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the GVIT Enhanced Income Fund's adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

The Index Funds:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

The GVIT Enhanced Income Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. Practically speaking, this means that with respect to 75% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, country or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

         The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

The GVIT Enhanced Income Fund may not:

o Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

         1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

         Each U.S. government agency or instrumentality shall be treated as a separate issuer.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. As of the date of this SAI, the Funds have not yet completed one full year of operation and thus no portfolio turnover rate information is provided.

INSURANCE LAW RESTRICTIONS

         In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and GMCM (collectively, the "Advisers") and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         The Nationwide Life Insurance Company and its affiliates directly or indirectly own the Advisers. Since the Funds that have not yet commenced operations, it is expected that upon commencement of the public offering, the Advisers or one of their affiliates will own all or substantially all of each Fund's shares. To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of any of the Funds, they are deemed to have "control" over matters which are subject to a vote of the applicable Fund's shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's general policy with respect to the release of portfolio holdings is to withhold release of information regarding the securities that comprise a Fund's portfolio on any given date, until at least 15 days after such date and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The policy and related procedures are applicable to the Funds' respective investment advisers, and any sub-advisers to the Funds. The Funds apply this policy uniformly to all including individual and institutional investors; intermediaries; affiliated persons of the Funds; and to all third party service providers and rating agencies except in the limited exceptions specifically set forth below. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

         o Act in the best interest of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

         Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described above. In most cases where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 days old. Nevertheless, the Chief Investment Office, The Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holding information. The Funds currently post the top ten portfolio holdings for each Fund on the Trust's public Internet site at www.gartmorefunds.com. The top ten portfolio holdings are updated quarterly and are available fifteen days after the end of each quarter end. The Funds also disclose their complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. Exceptions to the portfolio holdings release policy described above can only be authorized by the Chief Investment Officer, the Chief Administration Officer or their duly authorized delegate and will be made only when:

         o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

         Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information is not be deemed a legitimate business purpose and is strictly forbidden.

         Eligible third parties to whom portfolio holdings information may be released in connection with the Funds' legitimate business purpose for releasing such information in advance of general release include the following:

         o        Data consolidators (including ratings agencies);
         o        Fund rating/ranking services and other data providers; and
         o        Service providers to the Funds.

         If portfolio holdings information is disclosed to third parties in violation of any provision of this policy, the information will be immediately filed with the SEC, or by another method or combination of methods that is reasonably designed to effect broad, non-exclusionary distribution of the information to the public.

         The Funds' investment advisers conducts periodic reviews of compliance with the policy and the Funds' CCO provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT)
OF THE FUNDS

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                 IN FUND
                        POSITION(S)       TRUST -                                   COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ------------------------    -----------   ------------------
Charles E. Allen          Trustee          Since      Mr. Allen is Chairman,          84               None
                                         July 2000    Chief Executive Officer
c/o Gartmore Global                                   and President of
Investments, Inc.                                     Graimark Realty
1200 River Road,                                      Advisors, Inc. (real
Suite 1000,                                           estate development,
Conshohocken, PA                                      investment and asset
19428                                                 management).

1948

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                 IN FUND
                        POSITION(S)       TRUST -                                   COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ------------------------    -----------   ------------------
Paula H.J.                Trustee       Since July    Ms. Cholmondeley is an          84        Dentsply
Cholmondeley                               2000       independent strategy                      International,
                                                      consultant.                               Inc., Minerals
c/o Gartmore Global                                   Ms. Cholmondeley was                      Technologies,
Investments, Inc.                                     Vice President and                        Inc., Ultralife
1200 River Road,                                      General Manager of                        Batteries, Inc.,
Suite 1000,                                           Specialty Products at                     Albany
Conshohocken, PA                                      Sappi Fine Paper North                    International
19428                                                 America (1998 - 2004).                    Corp., Terex
                                                                                                Corporation and
1947                                                                                            Ultralife
                                                                                                Batteries, Inc.

C. Brent DeVore           Trustee       Since 1990    Dr. DeVore is President         84               None
                                                      of Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1940

Phyllis Kay Dryden        Trustee          Since      Beginning in February           84               None
                                       December 2004  2006 Ms. Dryden is
c/o Gartmore Global                                   employed by Mitchell
Investments, Inc.                                     Madison Group, a
1200 River Road,                                      management consulting
Suite 1000,                                           company.  Ms. Dryden was
Conshohocken, PA                                      a former Managing
19428                                                 Partner of MARCH FIRST,
                                                      a global management
1947                                                  consulting firm prior to
                                                      2002.

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                 IN FUND
                        POSITION(S)       TRUST -                                   COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ------------------------    -----------   ------------------
Barbara L. Hennigar       Trustee          Since      Retired.                        84               None
                                         July 2000
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1935

Barbara I. Jacobs         Trustee          Since      Ms. Jacobs has served as        84               None
                                       December 2004  Chairman of the Board of
c/o Gartmore Global                                   Directors of KICAP
Investments, Inc.                                     Network Fund, a European
1200 River Road,                                      (United Kingdom) hedge
Suite 1000,                                           fund, since January
Conshohocken, PA                                      2001.  Prior to 2004,
19428                                                 Ms. Jacobs was also a
                                                      Managing Director and
1950                                                  European Portfolio
                                                      Manager of CREF
                                                      Investments (Teachers
                                                      Insurance and Annuity
                                                      Association-- College
                                                      Retirement Equities
                                                      Fund).

Douglas F. Kridler        Trustee          Since      Mr. Kridler is the              84               None
                                         September    President and Chief
c/o Gartmore Global                        1997       Executive Officer of the
Investments, Inc.                                     Columbus Foundation
1200 River Road,                                      (Columbus, OH-based
Suite 1000,                                           foundation which manages
Conshohocken, PA                                      over 1,000 individual
19428                                                 endowment funds). Prior
                                                      to January 31, 2002, Mr.
1955                                                  Kridler was the
                                                      President of the
                                                      Columbus Association for
                                                      the Performing Arts and
                                                      Chairman of the Greater
                                                      Columbus Convention and
                                                      Visitors Bureau.

Michael D. McCarthy       Trustee          Since      Retired. Mr. McCarthy           84               None
                                       December 2004  was Chairman  of VMAC
c/o Gartmore Global                                   (Commodity Swaps) from
Investments, Inc.                                     October 2002 until June
1200 River Road,                                      2005 and  a partner of
Suite 1000,                                           Pineville Properties LLC
Conshohocken, PA                                      (a commercial real
19428                                                 estate development firm)
                                                      from September 2000
1947                                                  through June
                                                      2005.

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                 IN FUND
                        POSITION(S)       TRUST -                                   COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ------------------------    -----------   ------------------
David C. Wetmore        Trustee and        Since      Retired.                        84               None
                          Chairman         1995
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1948

----------

* Information provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust). The term of office length is until a director resigns.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

*** Mr. DeVore has served a President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                        TERM OF                                   IN FUND
                        POSITION(S)     OFFICE-                                  COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND     TIME SERVED(1)  DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(2)
  -----------------     -----------  --------------  -----------------------    -----------   ------------------
Paul J. Hondros          Trustee     Since July      Mr. Hondros is President       84(3)              None
                                         2000        and Chief Executive
Gartmore Global                                      Officer of Gartmore
Investments, Inc.                                    Distribution Services,
1200 River Road,                                     Inc.(1), Gartmore
Suite 1000,                                          Investor Services,
Conshohocken, PA                                     Inc.(1), Gartmore Morley
19428                                                Capital Management,
                                                     Inc.(1), Gartmore Morley
1948                                                 Financial Services,
                                                     Inc.(1), NorthPointe
                                                     Capital, LLC(1),
                                                     GGAMT(1), GGI(1),
                                                     GMF(1),and GSA(1) and a
                                                     Director of Nationwide
                                                     Securities, Inc. (1) as
                                                     well as several entities
                                                     within Nationwide
                                                     Financial Services, Inc.

                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                        TERM OF                                   IN FUND
                        POSITION(S)     OFFICE-                                  COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND     TIME SERVED(1)  DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(2)
  -----------------     -----------  --------------  -----------------------    -----------   ------------------
Arden L. Shisler         Trustee     February 2000   Retired; Mr. Shisler is          84            Director of
                                                     the former President and                       Nationwide
c/o Gartmore Global                                  Chief Executive Officer                         Financial
Investments, Inc.                                    of KeB Transport, Inc.,                    Services, Inc. (1)
1200 River Road,                                     a trucking firm (2000
Suite 1000,                                          through 2002), He served
Conshohocken, PA                                     as a consultant to KeB
19428                                                from January 2003
                                                     through December 2004.
1941                                                 He is Chairman of the
                                                     Board for Nationwide
                                                     Mutual Insurance
                                                     Company(1) and a
                                                     Director of Nationwide
                                                     Financial Services, Inc. (1)

Gerald J. Holland       Treasurer        Since       Mr. Holland is Senior            84               None
                                      March 2001     Vice President -
Gartmore Global                                      Operations for GGI(1),
Investments, Inc.                                    GMF(1) and GSA.(1) He is
1200 River Road,                                     Treasurer to the Funds.
Suite 1000,
Conshohocken, PA
19428

1951

Eric E. Miller          Secretary        Since       Mr. Miller is Senior             84               None
                                     December 2002   Vice President, Chief
Gartmore Global                                      Counsel for GGI,(1)
Investments, Inc.                                    GMF,(1) and GSA(1).
1200 River Road,                                     Prior to August 2002, he
Suite 1000,                                          was a Partner with
Conshohocken, PA                                     Stradley Ronon Stevens &
19428                                                Young, LLP.

1953

----------
(1) GGAMT is Gartmore Global Asset Management Trust. GGI is Gartmore Global Investments, Inc. GMF is Gartmore Mutual Fund Capital Trust. GSA is Gartmore SA Capital Trust. This position is held with an affiliated person or principal underwriter of the Funds. Length of time served includes time served with predecessor of the Trust.
(2) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by Gartmore SA Capital Trust.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; and (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman), Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) overseeing the Trust's portfolio brokerage practices; and (d) overseeing distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review an monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's fund and any other account managed by the portfolio manager. This Committee met four times during the past fiscal year and currently consists of the following
Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2005

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN FAMILY OF
           NAME OF TRUSTEE                  AND/OR SHARES IN THE FUNDS*               INVESTMENT COMPANIES
           ---------------               ---------------------------------      --------------------------------
Charles E. Allen                                       None                          $10,001-$50,000
Paula H.J.  Cholmondeley                               None                          $50,001-$100,000
C. Brent DeVore                                        None                          Over $100,000

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN FAMILY OF
           NAME OF TRUSTEE                  AND/OR SHARES IN THE FUNDS*               INVESTMENT COMPANIES
           ---------------               ---------------------------------      --------------------------------
Phyllis Kay Dryden                                     None                          $10,001-$50,000
Barbara L. Hennigar                                    None                          $10,001-$50,000
Barbara I. Jacobs                                      None                          $50,001-$100,000
Douglas F. Kridler                                     None                          $10,001-$50,000
Michael D. McCarthy                                    None                          None
David C. Wetmore                                       None                          Over $100,000
Paul J. Hondros                                        None                          Over $100,000
Arden L. Shisler                                       None                          Over $100,000

----------
* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2005

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO        NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE          TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
  ---------------     ----------------        -------       -----------------     ----------      ----------------
Charles E. Allen             N/A                N/A                N/A               None                N/A
Paula H.J.                   N/A                N/A                N/A               None                N/A
Cholmondeley
C. Brent DeVore              N/A                N/A                N/A               None                N/A
Phyllis Kay Dryden           N/A                N/A                N/A               None                N/A
Barbara L. Hennigar          N/A                N/A                N/A               None                N/A
Barbara I. Jacobs            N/A                N/A                N/A               None                N/A
Douglas F. Kridler           N/A                N/A                N/A               None                N/A
Michael D. McCarthy          N/A                N/A                N/A               None                N/A
David C. Wetmore             N/A                N/A                N/A               None                N/A

----------
(1) Investment advisers include Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc.

(2) As of December 31, 2005, subadvisers include The Dreyfus Corporation, Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, J.P. Morgan Investment Management Inc., Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Waddell & Reed Investment Management Company, Van Kampen Asset Management, Inc., SsgA Funds Management, Inc., Oberweis Asset Management, Inc. and American Century Investments, Inc.

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust, the advisers to various series of Trust based upon a pro rata share for the funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2005. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2005. Trust officers receive no compensation from the Trust in their capacity as officers.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                                                PENSION RETIREMENT
                              AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL
                          COMPENSATION FROM        PART OF TRUST          BENEFITS UPON        TOTAL COMPENSATION
   NAME OF TRUSTEE            THE TRUST              EXPENSES               RETIREMENT         FOR THE COMPLEX(1)
   ---------------        -----------------     -------------------      ----------------      ------------------
Charles E. Allen              $49,750                  $ 0                    $ 0                  $ 100,500
Paula H.J.                     58,333                    0                      0                    117,667
Cholmondeley
C. Brent DeVore                50,500                    0                      0                    101,000
Phyllis Kay Dryden             35,250                    0                      0                     70,500
Barbara L. Hennigar            51,500                    0                      0                    103,000
Paul J. Hondros(2)               NA                     NA                      NA                     NA
Barbara L. Jacobs              36,000                    0                      0                     73,000
Douglas F. Kridler             50,250                    0                      0                    101,250
Michael D. McCarthy            33,500                    0                      0                     67,750
Arden L. Shisler               40,750                    0                      0                     81,875
David Wetmore                  66,125                    0                      0                    133,250

----------
(1) On December 31, 2005, the Fund Complex included two trusts comprised of 84 investment company funds or series.
(2) Does not receive compensation from the Trust for meeting attendance or being a Trustee.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. ("GGI"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISERS

         GMF oversees the management of the Index Funds. GMCM oversees management of the GVIT Enhanced Income Fund. The Advisers manage the Funds pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers, GDSI or one of their affiliates pay, out of their respective profits, additional fees to insurance companies, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

         The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

         GMF, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"), also located at 1200 River Road, Suite 1000, Conshohocken, PA 19428. GGAMT, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

         The subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, the Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

         For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                           ASSETS                                    INVESTMENT ADVISORY FEE
----                                           ------                                    -----------------------
GVIT Bond Index Fund                           $0 up to $1.5 billion                     0.22%
                                               $1.5 billion up to $3 billion             0.21%
                                               $3 billion and more                       0.20%

GVIT International Index Fund                  $0 up to $1.5 billion                     0.27%
                                               $1.5 billion up to $3 billion             0.26%
                                               $3 billion and more                       0.25%

GVIT Small Cap Index Fund                      $0 up to $1.5 billion                     0.20%
                                               $1.5 billion up to $3 billion             0.19%
                                               $3 billion and more                       0.18%

         Under the terms of the Trust's investment advisory agreement with GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the GVIT Enhanced Income Fund, subject to the supervision and direction of the Board of Trustees. Under the terms of the GMCM Advisory Agreement, GMCM pays the GVIT Enhanced Income Fund's pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

         The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the GVIT Enhanced Income Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continued in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to the Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

         GMCM has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

         GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, also owns all of the voting securities of GTC. GMFS is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore GGI.

         For services provided under the Investment Advisory Agreement, GMCM receives an annual fee paid monthly based on average daily net assets of the Fund according to the following schedule:

GVIT Enhanced Income Fund        $0 up to $500 million                   0.35%
                                 $500 million up to $1 billion           0.34%
                                 $1 billion up to $3 billion             0.325%
                                 $3 billion up to $5 billion             0.30%
                                 $5 billion up to $10 billion            0.285%
                                 $10 billion and more                    0.275%

LIMITATION OF FUND EXPENSES

         In the interest of limiting the expenses of the Funds, each Adviser may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds.

         In this regard, the Advisers have entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF and GMCM have agreed to waive or limit their fees and to assume other expenses (except generally for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund as described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         The Advisers may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years for the Index Funds and no more than five years for the GVIT Enhanced Income Fund from the fiscal year in which the corresponding reimbursement to the respective Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Advisers is not permitted.

         Until at least May 1, 2007 for the Index Funds and April 30, 2007 for the GVIT Enhanced Income Fund, as listed for the Funds below, GMF and GMCM (as applicable) have agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding taxes, interest, brokerage commissions, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes.

         o GVIT Bond Index Fund to 0.32% for Class ID, Class II and Class VII shares
         o GVIT International Index Fund to 0.37% for Class ID, Class II, Class VI, Class VII, and Class VIII shares

         o GVIT Small Cap Index Fund to 0.30% for Class ID, Class II, and Class VII shares
         o GVIT Enhanced Income Fund to 0.45% for Class ID, Class II, and Class VII shares

INVESTMENT ADVISORY FEES

         The Funds had not commenced operations as of December 31, 2005, and thus paid no investment advisory fees.

SUBADVISER

         FAM is the subadviser for the Index Funds. FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Subject to the supervision of the GMF and the Trustees, FAM manages the assets of the GVIT Index Funds in accordance with the Funds' investment objectives and policies. FAM makes investment decisions for the Funds and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services it provides to the Funds, FAM receives annual fees from GMF, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

           FUND                    ASSETS                                 FEE
           ----                    ------                                 ---
GVIT Bond Index Fund               $0 up to $1.5 billion                  0.08%
                                   $1.5 billion up to $3 billion          0.06%
                                   $3 billion and more                    0.05%

GVIT International Index Fund      $0 up to $1.5 billion                  0.11%
                                   $1.5 billion up to $3 billion          0.085%
                                   $3 billion and more                    0.075%

GVIT Small Cap Index Fund          $0 up to $1.5 billion                  0.07%
                                   $1.5 billion up to $3 billion          0.06%
                                   $3 billion and more                    0.05%

         The Funds had not commenced operations as of December 31, 2005, and thus paid subadvisory fees.

MULTI-MANAGER STRUCTURE

         The Advisers and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Advisers to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Advisers to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Advisers. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         The Advisers provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for a Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Advisers have responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Advisers do not expect to recommend frequent changes of subadvisers. The Advisers will regularly provide written reports to the Trust's

Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Advisers will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding each of the portfolio managers identified in the Funds' prospectuses: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Gartmore Distribution Services, Inc. ("GDSI") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of April 23, 2005 (the "Underwriting Agreement"). Prior to October 1, 2002, Nationwide Securities, Inc. was the principal underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority-owned subsidiary of GGAMT. GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

         Gartmore Mutual Fund Capital Trust
         Gartmore Global Asset Management Trust
         Gartmore Global Partners
         Gartmore SA Capital Trust
         Nationwide Life Insurance Company
         Nationwide Life and Annuity Insurance Company
         Nationwide Financial Services, Inc.
         Nationwide Corporation
         Nationwide Mutual Insurance Company
         Paul Hondros
         Gerald Holland
         Eric Miller

         In its capacity as principal underwriter, GDSI solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of such Funds' Class II, Class VI, Class VII, or Class VIII shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                              AMOUNT                              FUNDS
                              ------                              -----
0.25% of the average daily net assets of Class II         GVIT Bond Index Fund
shares of each Fund, all of which will be                 GVIT Enhanced Income Fund
considered a distribution fee.                            GVIT International Index Fund
                                                          GVIT Small Cap Index Fund

                              AMOUNT                              FUND
                              ------                              ----
0.25% of the average daily net assets of Class VI         GVIT International Index Fund
Fund shares of each Fund, all of which will be
considered a distribution fee.

                              AMOUNT                              FUNDS
                              ------                              -----
0.40% of the average daily net assets of Class VII        GVIT Bond Index Fund
Fund shares of each Fund, all of which will be considered GVIT Enhanced Income Fund
a distribution fee.                                       GVIT International Index Fund
                                                          GVIT Small Cap Index Fund

0.40% of the average daily net assets of Class VIII of    GVIT International Index Fund
the Fund, all of which will be considered
a distribution fee.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees as it relates to the Index Funds and GVIT Enhanced Income Fund on January 12, 2006. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Each Fund pays GSA a combined annual fee for fund administration and transfer agency services based on the Trust's average daily net assets according to the following schedule:

                                                      AGGREGATE TRUST FEE
                      ASSET LEVEL                AS A PERCENTAGE OF NET ASSETS
                      -----------                -----------------------------
                   up to $1 billion                          0.15%
         $1 billion and more up to $3 billion                0.10%
         $3 billion and more up to $8 billion                0.05%
         $8 billion and more up to $10 billion               0.04%
         10 billion and more up to $12 billion               0.02%
                  $12 billion or more                        0.01%

         GSA pays GISI from these fees for its services as the Trust's transfer and dividend disbursing agent.

SUB-ADMINISTRATION

         GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective May 2, 2005, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                           AGGREGATE TRUST FEE
                        ASSET LEVEL              AS A PERCENTAGE OF NET ASSETS
                        -----------              -----------------------------
                    up to $1 billion                      0.10%
          $1 billion and more up to $3 billion            0.05%
          $3 billion and more up to $8 billion            0.04%
         $8 billion and more up to $10 billion            0.02%
         $10 billion and more up to $12 billion           0.01%
                  $12 billion or more                    0.005%

ADMINISTRATIVE SERVICE PLAN

         Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of Class II, Class VI, Class VII, and Class VIII shares of the Funds held by customers of NFS or any such other entity. No fee is paid with respect to the Class ID shares of the Funds.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as Independent Registered Public Accountants for the Trust.

BROKERAGE ALLOCATIONS

         A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or the subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company or by other life insurance companies with which the Trust has a participation agreement. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

         The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The advisers and subadvisers are prohibited from considering the broker-dealer's sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

         Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

         The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or its designee, are valued at fair value under procedures approved by the Trust's Board of Trustees.

         A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD AND TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 39 series. With respect to the Funds, the Trust is authorized to offer the following share classes:

SERIES                                              SHARE CLASSES
------                                              -------------
GVIT Bond Index Fund                   Class ID, Class II, Class VII
GVIT Enhanced Income Fund              Class ID, Class II, Class VII
GVIT International Index Fund          Class ID, Class II, Class VI, Class VII,
                                       Class VIII
GVIT Small Cap Index Fund              Class ID, Class II, Class VII

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

         (1)      designate series of the Trust; or

         (2)      change the name of the Trust; or

         (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY.
         -------------------------------------------------------

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

         CONSENT DIVIDENDS.
         ------------------

         Each Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

         DIVERSIFICATION REQUIREMENTS.
         -----------------------------

         Each Fund intends to comply with the diversification requirements of
Section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (segregated asset account). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

         Section 817(h) of the Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. Generally, the investments of a segregated asset account are considered to be adequately diversified for purposes of Section 817(h) of the Code if no more than 55 percent of the value of the total assets of the account is represented by any one investment; no more than 70 percent by any two investments; no more than 80 percent by any three investments; and no more than 90 percent by any four investments.

OTHER TAX CONSEQUENCES

         EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS.
         -----------------------------------------------

         Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

         If a Fund invests in securities of foreign entities that could be deemed for federal tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

         EXCISE TAX DISTRIBUTION REQUIREMENTS.
         -------------------------------------

         To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

TAX CONSEQUENCES TO SHAREHOLDERS

         Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

         The Report of Independent Auditors and Financial Statements of the Trust for each fiscal year included in the Trust's Annual Report and the Financial Statements of the Trust will be incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

GENERAL

         The Boards of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         The Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc. (hereinafter referred collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds will be available to shareholders on the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED

         Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

         Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

         Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent
         o        Fees for non-audit services are excessive, or
         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT UNLESS THE BOARD COMPOSITION ALREADY MEETS THE PROPOSED THRESHOLD BY ISS'S DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY CURRENTLY DO NOT MEET THAT STANDARD.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders
         o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns
         o        Rationale for the repricing
         o        Value-for-value exchange
         o        Option vesting
         o        Term of the option
         o        Exercise price
         o        Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value
         o        Offering period is 27 months or less, and
         o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FUND ASSET MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

         The Fund's Board of Directors has delegated to FAM authority to vote all proxies relating to the Fund's portfolio securities. FAM has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, FAM's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that FAM believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that FAM considers the interests of its clients, including the Fund, and not the interests of FAM, when voting proxies and that real (or perceived) material conflicts that may arise between FAM's interest and those of FAM's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, FAM has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of FAM's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from FAM's legal department appointed by FAM's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of FAM. No person with any investment banking, trading, retail brokerage or research responsibilities for FAM's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with FAM might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to FAM and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for FAM and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. FAM believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for FAM on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that FAM will generally seek to vote proxies over which FAM exercises voting authority in a uniform manner for all FAM's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist FAM in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to FAM by ISS include in-depth research, voting recommendations (although FAM is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

         FAM's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, FAM generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, FAM will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

          From time to time, FAM may be required to vote proxies in respect of an issuer where an affiliate of FAM (each, an "Affiliate"), or a money management or other client of FAM, including investment companies for which FAM provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and and FAM's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of FAM's clients.

         In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by FAM's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of FAM's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter FAM's normal voting guidelines or, on matters where FAM's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to FAM on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with FAM's fiduciary duties.

         In addition to the general principles outlined above, FAM has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and FAM may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

FAM has adopted specific voting guidelines with respect to the following proxy issues:

     o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

     o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

     o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

     o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

     o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

     o Routine proposals related to requests regarding the formalities of corporate meetings.

     o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

     o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                                   APPENDIX C

                               PORTFOLIO MANAGERS

                       INFORMATION AS OF DECEMBER 31, 2005

INVESTMENTS IN EACH FUND
------------------------

NAME OF PORTFOLIO MANAGER                FUND NAME                              DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                ---------                              -------------------------------------------
FUND ASSET MANAGEMENT, L.P.
Jeffrey B. Hewson                        GVIT Bond Index Fund                   None
Michael Wildstein                        GVIT Bond Index Fund                   None
Roy Hanson                               GVIT Bond Index Fund                   None
Jeffrey L. Russo                         GVIT International Index Fund          None
                                         GVIT Small Cap Index Fund              None
Debra L. Jelilian                        GVIT International Index Fund          None
                                         GVIT Small Cap Index Fund              None

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.
Perpetua Phillips                        GVIT Enhanced Income Fund              None
Shane Johnston                           GVIT Enhanced Income Fund              None

----------
(1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------

GARTMORE MUTUAL FUNDS CAPITAL TRUST AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC. (COLLECTIVELY, "GARTMORE"):

         Gartmore uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

         Each portfolio manager is paid a base salary that Gartmore believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of Gartmore or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. Gartmore uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by Gartmore's Chief Investment Officer or such other managers as may be appropriate.

         The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

         Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

         Portfolio managers also may be awarded unregistered restricted equity interests in a related Gartmore entity that typically vest over time and are designed to create incentives to retain key talent and, with the exception of personnel of Gartmore Global Partners (which is based in the United Kingdom), they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, Gartmore's ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Gartmore employees.

FUND ASSET MANAGEMENT, L.P.

         Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

         BASE SALARY COMPENSATION

Generally, portfolio managers receive base salary compensation based on the level of their position with FAM.

         DISCRETIONARY COMPENSATION

In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by FAM or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of FAM.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
FUND ASSET MANAGEMENT, L.P.
------------------------------------------------- -------------------------------------------------------------------
Roy Hansen                                        Mutual Funds:  2 accounts, $2,982,230,683 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Jeffrey B. Hewson                                 Mutual Funds:  2 accounts, $2,982,230,683 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts:  0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Debra L. Jelilian                                 Mutual Funds:  16 accounts, $6,769,258,113 total assets (4 accounts, $186,422,729 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles:  27 accounts, $11,986,017,692 total assets (3 accounts,
                                                  $1,006,682,718 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 33 accounts, $38,630,099,766 total assets (2 accounts, $1,543,833,412 for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jeffrey L. Russo                                  Mutual Funds:  16 accounts, $6,769,258,113 total assets (4 accounts, $186,422,729 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles:  27 accounts, $11,986,017,692 total assets (3 accounts,
                                                  $1,006,682,718 total assets  for which the advisory fee is based on performance)
                                                  Other Accounts: 33 accounts, $38,630,099,766 total assets (2 accounts, $1,543,833,412 for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Michael Wildstein                                 Mutual Funds:  2 account, $2,982,230,683 total
                                                  Other Pooled Investment
                                                  Vehicles:  10 accounts, $2,268,880,239 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
GARTMORE MORLEY CAPITAL MANAGEMENT, INC.
------------------------------------------------- -------------------------------------------------------------------
Perpetua Phillips                                 Mutual Funds:  2 accounts, $602,773,743 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  2 accounts, $598,117,149 total assets
                                                  Other Accounts: 5 accounts, $754,878,143 total assets
------------------------------------------------- -------------------------------------------------------------------
Shane Johnston                                    Mutual Funds:  2 accounts, $602,773,742 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  2 accounts, $4,325,907,674 total assets
                                                  Other Accounts: 4 accounts, $1,516,672,944 total assets
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

GARTMORE MUTUAL FUND CAPITAL TRUST AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC. (COLLECTIVELY, "GARTMORE"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Gartmore or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

FUND ASSET MANAGEMENT, L.P.

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

         To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a) Amended and Restated Agreement and Declaration of Trust, amended and restated as of October 28, 2004 (the "Amended Declaration"), of Registrant Gartmore Variable Insurance Trust, the Delaware Statutory Trust (the "Trust") previously filed with the Trust's registration statement on February 25, 2005 is hereby incorporated by reference.

                  (1) Amending Resolutions dated September 30, 2004 to the Amended Declaration previously filed with the Trust's registration statement on February 25, 2005 are hereby incorporated by reference.

                  (2) Amending Resolutions dated March 11, 2005 to the Amended Declaration previously filed with the Trust's registration statement on April 28, 2005 are hereby incorporated by reference.

                  (3) Amending Resolutions dated January 12, 2006 to the Amended Declaration previously filed with the Trust's registration statement on January 17, 2006 are hereby incorporated by reference.

                  (4) Amending Resolutions dated March 10, 2006 to the Amended Declaration are filed herewith as Exhibit 23(a)(4).

         (b) Amended and Restated Bylaws, amended and restated as of October 28, 2004 (the "Amended Bylaws"), of the Trust previously filed with the Trust's registration statement on February 25, 2005 are hereby incorporated by reference.

         (c) Certificates for shares are not issued. Articles III, V, VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and
                  (b), respectively, hereto, define the rights of holders of shares.

         (d)      Investment Advisory Agreements

                  (1) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Mutual Fund Capital Trust ("GMFCT") (formerly Villanova Mutual Fund Capital Trust) dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (a) Exhibit A to Investment Advisory Agreement amended effective as of May 1, 2006 is filed herewith as Exhibit 23(d)(1)(a).

                           (b) Exhibit B to Investment Advisory Agreement effective as of January 1, 2006 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (2) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Global Asset Management Trust ("GGAMT") (formerly Villanova Global Asset Management Trust) dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (a) Exhibit A to Investment Advisory Agreement amended effective as of May 1, 2006 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (b) Exhibit B to Investment Advisory Agreement amended effective as of January 1, 2006 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (3) Form of Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Morley Capital Management, Inc. ("GMCM") dated as of April [ ], 2006 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (4)      Subadvisory Agreements

                           (a) Subadvisory Agreement with GGAMT and Gartmore Global Partners ("GGP") for the Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Small Companies, Gartmore GVIT Global Utilities, Gartmore GVIT Global Financial Services, and Gartmore GVIT Developing Markets Funds, which are series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                                    (i)      Exhibit A to Subadvisory Agreement
                                             amended effective as of May 1, 2006
                                             is previously filed with the
                                             Trust's registration statement on
                                             January 17, 2006 is hereby
                                             incorporated by reference.

                                    (ii)     Exhibit B to Subadvisory Agreement
                                             amended effective as of January 1,
                                             2006 previously filed with the
                                             Trust's registration statement on
                                             January 17, 2006 is hereby
                                             incorporated by reference.

                           (b) Subadvisory Agreement with GMFCT and GGP for the Gartmore GVIT Small Company and Gartmore GVIT Worldwide Leaders Funds, which are series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                                    (i)      Exhibit A to Subadvisory Agreement
                                             amended effective as of May 1, 2006
                                             previously filed with the Trust's
                                             registration statement on January
                                             17, 2006 is hereby incorporated by
                                             reference.

                                    (ii)     Exhibit C to Subadvisory Agreement
                                             amended effective as of January 1,
                                             2006 previously filed with the
                                             Trust's registration statement on
                                             January 17, 2006 is hereby
                                             incorporated by reference.

                           (c) Subadvisory Agreement with Oberweis Asset Management, Inc. for the GVIT Small Cap Growth Fund, a series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                           (d) Subadvisory Agreement with Neuberger Berman, LLC for the GVIT Small Company Fund, a series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (e) Subadvisory Agreement with American Century Investment Management, Inc. for the Gartmore GVIT Small Company Fund, a series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                           (f) Subadvisory Agreement with Federated Investment Counseling for the Federated GVIT High Income Bond Fund, a series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (g) Subadvisory Agreement with Morgan Stanley Investment Management, Inc. (as assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for theVan Kampen GVIT Multi Sector Bond and GVIT Small Company Funds, which are series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (h) Subadvisory Agreement with J.P. Morgan Investment Management, Inc. for the J.P. Morgan GVIT Balanced and GVIT Small Cap Value Funds, which are series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (i) Subadvisory Agreement with Van Kampen Asset Management, Inc. for the Van Kampen GVIT Comstock Value Fund, a series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (j) Subadvisory Agreement with Waddell & Reed Investment Management Company for the GVIT Small Cap Growth and GVIT Small Company Funds, which are series of the Trust, dated as of May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (k) Subadvisory Agreement with Epoch Investment Partners, Inc. for GVIT Small Cap Value Fund, a series of the Trust, dated as of September 14, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (l) Form of Subadvisory Agreement with Fund Asset Management, LP for GVIT S&P 500 Index, GVIT Small Cap Index, GVIT Mid Cap Index, GVIT International Index and GVIT Bond Index Funds, which are series of the Trust, dated as of May 1, 2006 is filed herewith as
                                    Exhibit 23(d)(4)(l).

                           (m) Subadvisory Agreement with The Boston Company Asset Management, LLC for GVIT International Value Fund, a series of the Trust, dated as of May 1, 2006 is filed herewith as Exhibit 23(d)(4)(m).

                           (n)      Subadvisory Agreement with Franklin
                                    Portfolio Associates, LLC for GVIT Small
                                    Company Fund, a series of the Trust, dated as of May 1, 2006 is filed herewith as
                                    Exhibit 23(d)(4)(n).

         (e)      (1)      Underwriting Agreement dated May 2, 2005 between the
                           Trust and Gartmore Distribution Services, Inc.
                           ("GDSI") previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (2) Amendment to Underwriting Agreement effective December 8, 2005 previously filed with the Trust's registration statement on December 22, 2005 is hereby incorporated by reference.

                           (a) Schedule A to Underwriting Agreement amended effective May 1, 2006 is filed herewith as
                                    Exhibit 23(e)(2)(a).

         (f)      Not applicable.

         (g)      (1)      Global Custody Agreement dated April 4, 2003 between
                           Gartmore Variable Insurance Trust, a Massachusetts business trust ("GVIT-MA"), and JPMorgan Chase Bank previously filed with Post-Effective Amendment No. 62 to the Registration Statement on Form N-lA on April
                           28, 2003, assigned to the Trust and herein incorporated by reference.

                           (a) Amendment to Global Custody Agreement dated January 1, 2004 between GVIT-MA and JPMorgan Chase Bank previously filed with the Trust's Registration Statement on August 31, 2004, assigned to the Trust and herein incorporated by reference.

                           (b) Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (c) Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                           (d) Rider to Global Custody Agreement Cash Trade Execution Product previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (e) Amendment to Global Custody Agreement dated as of May 1, 2006 between the Trust and JPMorgan Chase is filed herewith as Exhibit 23(g)(1)(e).

         (h)      (1)      Amended and Restated Fund Administration and
                           Transfer Agency Agreement amended and restated as of January 1, 2005 among the GVIT-MA, Gartmore SA
                           Capital Trust and Gartmore Investor Services, Inc.
                           previously filed with the Trust's registration statement on February 25, 2005, assigned to the Trust and herein incorporated by reference.

                           (a)      Exhibit C (Fee Schedule) to Fund
                                    Administration and Transfer Agency Agreement amended effective May 1, 2006 is filed herewith as Exhibit 23(h)(1)(a).

                  (2) Administrative Services Plan amended as of May 1, 2006 is filed herewith as Exhibit 23(h)(2).

                           (a) Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002 and herein incorporated by reference.

                  (3) Expense Limitation Agreement between the Trust and Gartmore Global Asset Management Trust ("GGMAT") relating to the Gartmore GVIT European Leaders, Gartmore GVIT Asia Pacific Leaders, GVIT Developing Markets, Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Small Companies and Gartmore GVIT OTC Funds effective May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (a) Exhibit A to Expense Limitation Agreement amended effective May 1, 2006 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (4) Expense Limitation Agreement between the Trust and Gartmore Mutual Fund Capital Trust ("GMFCT") relating to the Gartmore GVIT U.S. Growth Leaders, Gartmore GVIT Nationwide Leaders, Gartmore GVIT Global Technology and Communications, Gartmore GVIT Money Market, Gartmore GVIT Mid Cap Growth, GVIT Equity 500 Index, Van Kampen GVIT Comstock Value, J.P. Morgan GVIT Balanced, and Gartmore GVIT Nationwide Principal Protected Funds effective May 2, 2005 previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (a) Exhibit A to Expense Limitation Agreement amended effective May 1, 2006 is filed herewith as Exhibit 23 (h)(4)(a).

                  (5) Form of Expense Limitation Agreement between the Trust and Gartmore Morley Capital Management, Inc. ("GMCM") relating to the GVIT Enhanced Income Fund effective May 1, 2006 is filed herewith as Exhibit 23(h)(5).

                  (6) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H.
                           J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

                  (7) Assignment and Assumption Agreement between GVIT-MA and the Trust, dated as of May 2, 2005, assigning GVIT-MA's titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (8) Fund Participation Agreement by and among the Trust, GMFCT, Gartmore Distribution Services, Inc. and Nationwide Financial Services, Inc. previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (9) Form of Master-Feeder Services Agreement between the Trust and Gartmore SA Capital Trust for the American Funds GVIT Growth Fund, American Funds GVIT Global Growth Fund, American Funds GVIT Asset Allocation Fund and American Funds GVIT Bond Fund (collectively, the "Feeder Funds") previously filed with the Trust's registration statement on December 22, 2005 is hereby incorporated by reference.

                  (10) Fee Waiver Agreement between the Trust and Gartmore SA Capital Trust effective as of May 1, 2006 is filed herewith as Exhibit 23 (h)(10)(a).

         (i) Legal opinion of Stradley, Ronon, Stevens & Young, LLP is filed herewith as Exhibit 23(i).

         (j)      Not applicable

         (k)      Not applicable

         (l)      Not applicable

         (m)      (1)      Distribution Plan under Rule l2b-1 adopted December
                           2, 2004, and effective May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (2) Amended Distribution Plan under Rule 12b-1 effective May 1, 2006 is filed herewith as Exhibit 23(m)(2).

         (n)      (1)      Rule l8f-3 Plan adopted September 30, 2004 and
                           effective May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (2) Amended Rule 18f-3 Plan, effective May 1, 2006, establishing new series and classes of the Trust is filed herewith as Exhibit 23(n)(2).

         (o)      Not applicable

         (p)      (1)      Code of Ethics dated as of May 2, 2005 for the Trust
                           previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (2) Code of Ethics dated March 11, 2005 for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company (collectively, "Gartmore") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (3) Code of Ethics dated March 11, 2005 for Gartmore Distribution Services, Inc previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (4) Code of Ethics dated March 11, 2005 for Federated Investment Management Company ("Federated") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (5) Code of Ethics dated March 11, 2005 for Gartmore Global Partners ("GGP") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (6) Code of Ethics dated March 11, 2005 for J.P. Morgan Investment Management, Inc. ("J.P. Morgan") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (7) Code of Ethics dated February 2006 for Mellon Financial Corporation, the parent of The Boston Company Asset Management, LLC (collectively, "Boston Company") is filed herewith as Exhibit 23(p)(7).

                  (8) Code of Ethics dated March 11, 2005 for Fund Asset Management (Merrill Lynch Investment Managers) (collectively, "FAM-MLIM") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (9) Code of Ethics dated March 11, 2005 for Neuberger Berman, LLC ("Neuberger Berman") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (10) Code of Ethics dated March 11, 2005 for Waddell & Reed Investment Management Company ("Waddell & Reed") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (11) Code of Ethics dated March 11, 2005 for Morgan Stanley Investment Management Inc., indirect parent of Van Kampen Asset Management, Inc., (collectively, "MSAM-VKAM") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (12) Code of Ethics dated March 11, 2005 for Oberweis Asset Management, Inc., ("Oberweis") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (13) Code of Ethics dated March 11, 2005 for American Century Investment Management, Inc. ("American Century") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (14) Code of Ethics dated October 2004 for Epoch Investment Partners, Inc. ("Epoch") previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (15) Code of Ethics dated November 2005 for Franklin Portfolio Associates ("FPA") is filed herewith as
                           Exhibit 23(p)(15).

         (q)      (1)      Powers of Attorney with respect to GVIT-MA for
                           Charles E. Allen, Paula H.J. Cholmondeley, C. Brent
                           Devore, Phyllis Kay Dryden, Barbara Hennigar, Barbara
                           I. Jacobs, Gerald J. Holland, Paul J. Hondros,
                           Douglas Kridler, Michael D. McCarthy, Arden L.
                           Shisler, and David C. Wetmore dated February 21,
                           2005, previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (2) Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara Hennigar, Barbara
                           I. Jacobs, Gerald J. Holland, Paul J. Hondros, Douglas Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore and the Trust dated February 21, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(6) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) Gartmore Mutual Fund Capital Trust, ("GMF"), an investment adviser of the Trust, also serves as investment adviser to Gartmore Mutual Funds. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

PAUL J. HONDROS, Director, President and Chief Executive Officer
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Chief Executive Officer and President
Gartmore Mutual Funds

Chief Executive Officer and President
Gartmore Variable Insurance Trust


JEFFREY S. MEYER, Executive Vice President and Chief Executive Officer, Europe Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

GLENN W. SODEN, Associate Vice President and Secretary
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

CAROL L. DOVE, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

GERALD J. HOLLAND, Senior Vice President and Chief Administrative Officer Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

Treasurer and Chief Financial Officer
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

MICHAEL A. KRULIKOWSKI, Vice President and Chief Compliance Officer Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital, LLC
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

DANIEL J. MURPHY, Assistant Treasurer
Gartmore Global Asset Management Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

ERIC E. MILLER, Senior Vice President - Chief Legal Counsel
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

RICHARD FONASH, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

THOMAS E. BARNES, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

J. MORGAN ELLIOTT, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

ALAN A. TODRYK, Vice President, Taxation
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

TONI L. LINDSEY, Assistant Vice President
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

KEVIN S. CROSSETT, Executive Vice President, General Counsel, Global Legal and Compliance
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

GERALD T. NICHOLS, Senior Vice President, Co-Head of U.S. Fixed Income Gartmore Global Investments, Inc.

PATRICK UDOVICH, Senior Vice President, Human Resources
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.
1200 River Road, Suite 1000
Conshohocken, Pennsylvania 19428

NorthPointe Capital, LLC
201 West Big Beaver Road,
Suite 745
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S.W. Meadows Rd., Suite 400
Lake Oswego, Oregon 97035

         (b) Gartmore Global Asset Management Trust ("GGAMT"), an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see (a) above for additional information on their other employment):

                                                 Directors of NC
                                                 ---------------
                           Lewis J. Alphin                             W.G. Jurgensen
                           James B. Bachmann                           David O. Miller
                           A. I. Bell                                  Lydia M. Marshall
                           Timothy J. Corcoran                         Terry W. McClure
                           Yvonne M. Curl                              Ralph M. Paige
                           Kenneth D. Davis                            James F. Patterson
                           Keith E. Eckel                              Arden L. Shisler
                           Willard J. Engel                            Robert L. Stewart
                           Fred C. Finney

                                Officers of GGAMT
                                ----------------
         President and Chief Executive Officer                                  Paul J. Hondros
         Senior Vice President, Chief Operating Officer, Gartmore Investments   Thomas M. Sipp
         Vice President and Secretary                                           Thomas E. Barnes
         Senior Vice President                                                  Eric E. Miller
         Assistant Treasurer and Vice President                                 Carol L. Dove
         Senior Vice President, Chief Administrative Officer                    Gerald J. Holland
         Vice President and Chief Compliance Officer                            Michael A. Krulikowski
         Assistant Treasurer                                                    Daniel J. Murphy
         Vice President                                                         Alan A. Todryk
         Vice President and Secretary                                           Toni L. Linsey
         Executive Vice President and Global CIO, Fixed Income                  Roger Bartley
         Executive Vice President and Head of Global Institutional and
           Alternative Investments                                              Charles Beazley
         Executive Vice President and Head of Retail and Bancassurance,
           Gartmore Ex-US                                                       Paul Feeney
         Executive Vice President and CEO Europe                                Jeffrey Meyer
         Executive Vice President, Chief Legal and Governance Officer           Patricia Hatler
         Executive Vice President, General Counsel Global Legal and
           Compliance                                                           Kevin Crossett
         Assistant Treasurer                                                    J. Morgan Elliot
         Assistant Vice President, Secretary                                    Glenn Soden
         Assistant Vice President, Assistant Secretary                          Dean Clarke
         Senior Vice President, Human Resources U.S.                            Patrick Udovich
         Senior Vice President, Human Resources, Gartmore Ex-US                 Melanie Longson
         Senior Vice President and Chief Operating Officer, Gartmore Ex. US     Les Aitkenled
         Senior Vice President and General Counsel, Gartmore Ex-US              Simon Martin

         (c) Gartmore Morley Capital Management, Inc. ("GMCM") serves as investment adviser to the GVIT Enhanced Income Fund. GMCM is incorporated under the laws of the State of Oregon and is a wholly owned indirect subsidiary of Gartmore Global Investments, Inc. To the knowledge of the investment advisor, none of the directors or officers of GMCM, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore Morley Financial Services, Inc. and Gartmore Global Investments, Inc. The directors except as noted below may be contacted c/o Morley Financial Services, Inc., 5665 SW Meadows Road, Suite 400 Lake Oswego, Oregon 97035

                  Jill R. Cuniff, Managing Director and Chief Investment Officer, and Director of GMCM. Ms. Cuniff is also Managing Director, Chief Investment Officer and Director of Gartmore Morley Financial Services, Inc.

         (d)      Information for the Subadvisers

                  (1)      Neuberger Berman, LLC

                           Neuberger Berman, LLC ("Neuberger Berman") acts as subadviser to the GVIT Small Company Fund and the GVIT Small Cap Growth Fund and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Neuberger Berman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger Berman (SEC File No. 801-3908).

                  (2) Federated Investment Counseling, acts as subadviser to the Federated GVIT High Income Bond Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary to Federated Investors. The subadvisor serves as investment adviser to a number of investment companies and private accounts. The list required by Item 26 of officers and directors of Federated Investment Counseling, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by Federated Investment Counseling (SEC File No. 801-34611).

                  (3) J.P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, act as subadviser to the J. P. Morgan GVIT Balanced Fund and the GVIT Small Cap Value Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

                           To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

                  (4) Morgan Stanley Investments LP act as subadviser to the Van Kampen GVIT Multi Sector Bond Fund (formerly MAS GVIT Multi Sector Bond Fund) and the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of Morgan Stanley Investments LP ("MSI"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by MSI pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-10437).

                  (5) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore GVIT Emerging Markets Fund, the Gartmore GVIT Developing Markets Fund, the Gartmore GVIT International Growth Fund, the Gartmore GVIT Global Small Companies, the Gartmore GVIT European Leaders Fund, the Gartmore GVIT OTC Fund, the Gartmore

                           GVIT Asia Pacific Leaders Fund, the Gartmore GVIT Global Financial Services Fund, the Gartmore GVIT Global Utilities Fund, the GVIT Small Company Fund and the Gartmore GVIT Worldwide Leaders Fund, and as investment adviser to certain other clients. The list required by this Item 26 of the officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Gartmore pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48811).

                  (6) Waddell & Reed Investment Management Company ("WRIMCO") acts as subadviser to the GVIT Small Cap Growth Fund and the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of WRIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WRIMCO (SEC File No. 811-40372).

                  (7) Van Kampen Asset Management, Inc. ("VKAM") acts as subadviser to the Van Kampen Comstock GVIT Value Fund. The list required by this Item 26 of the officers and directors of VKAM, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by VKAM (SEC File No. 801-1669).

                  (8) Oberweis Asset Management, Inc. ("OAM") acts as subadviser to the GVIT Small Cap Growth Fund. The list required by this Item 26 of the officers and directors of OAM, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OAM (SEC File No. 801-35657).

                  (9) American Century Investment Management, Inc. ("American Century") acts as subadviser to the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of American Century, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by American Century (SEC File No. 801-8174).

                  (12) Epoch Investment Partners, Inc. ("Epoch") acts as subadviser to the GVIT Small Cap Value Fund. The list required by this Item 26 of the officers and directors of American Century, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No. 801-3118).

                  (13) Fund Asset Management, LP ("FAM") acts as subadviser to the GVIT S&P 500 Index Fund, the GVIT Small Cap Index Fund, the GVIT Mid Cap Index Fund, the GVIT International Index Fund and the GVIT Bond Index Fund. The list required by this Item 26 of the officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC File No. 801-12485).

                  (14) The Boston Company Asset Management ("Boston Company") acts as subadviser to the GVIT International Value Fund. The list required by this
                           Item 26 of the officers and directors of Boston Company, together with the information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Boston Company (SEC File No. 801-6829)

                  (15) Franklin Portfolio Associates ("Franklin") acts as subadviser to the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of Franklin, together with the information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Franklin (SEC File No. 801-54328)

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)      Gartmore Mutual Funds

         (b)      Gartmore Distribution Services, Inc.

                                                                                                  TITLE WITH
NAME:                     ADDRESS:                               TITLE WITH GDSI:                 REGISTRANT:
-----                     --------                               ----------------                 -----------
Paul J. Hondros           300 Barr Harbor Drive, Suite 300       President and Chief Executive    Chairman
                          Conshohocken, PA  19428                Officer
Gerald J. Holland         1200 River Road                        Senior Vice President, Chief     Treasurer
                          Conshohocken PA 19428                  Administrative Officer
Eric E. Miller            1200 River Road                        Senior Vice President, General   Secretary
                          Conshohocken PA 19428                  Counsel, U.S.
Thomas M. Sipp            1200 River Road                        Senior Vice President, Chief     n/a
                          Conshohocken PA 19428                  Operating Officer, Gartmore
                                                                 Investments

Glenn W. Soden            1200 River Road                        Associate Vice President and     n/a
                          Conshohocken PA 19428                  Assistant Secretary
Carol L. Dove             One Nationwide Plaza                   Vice President and Assistant     n/a
                          Columbus, OH 43215                     Treasurer
Daniel J. Murphy          One Nationwide Plaza                   Assistant Treasurer              n/a
                          Columbus, OH 43215
Michael A. Krulikowski    1200 River Road                        Vice President and               Assistant Secretary
                          Conshohocken PA 19428                  Chief Compliance Officer         and Chief Compliance
                                                                                                  Officer
Thomas E. Barnes          One Nationwide Plaza                   Vice President and               n/a
                          Columbus, OH 43215                     Secretary
Alan A. Todryk            One Nationwide Plaza                   Vice President, Taxation         n/a
                          Columbus, OH 43215
Jeffery S. Meyer          1200 River Road                        Executive Vice President         n/a
                          Conshohocken PA 19428

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

                  BISYS
                  3435 Stelzer Road
                  Columbus, OH 43219

                  Gartmore Variable Insurance Trust
                  1200 River Road, Suite 1000
                  Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

                  Not applicable.

ITEM 30. UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Gartmore Variable Insurance Trust (a Delaware Statutory Trust) certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 96, 97 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 19th day of April, 2006



                         GARTMORE VARIABLE INSURANCE TRUST

                         By:    /S/ ALLAN J. OSTER
                                --------------------------------
                                Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 96, 97 TO THE REGISTRATION STATEMENT OF GARTMORE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 19th DAY OF APRIL 2006.

Signature & Title

Principal Executive Officer

/S/ PAUL J. HONDROS*
---------------------------------------------------------------
Paul J. Hondros, Trustee, Chief Executive Officer and President

Principal Accounting and Financial Officer

/S/ GERALD J. HOLLAND*
---------------------------------------------------------------
Gerald J. Holland, Treasurer

/S/ CHARLES E. ALLEN*
---------------------------------------------------------------
Charles E. Allen, Trustee

/S/ PAULA H.J. CHOLMONDELEY*
---------------------------------------------------------------
Paula H.J. Cholmondeley, Trustee

/S/ C. BRENT DEVORE*
---------------------------------------------------------------
C. Brent Devore, Trustee

/S/ PHYLLIS KAY DRYDEN*
---------------------------------------------------------------
Phyllis Kay Dryden, Trustee

/S/ BARBARA L. HENNIGAR*
---------------------------------------------------------------
Barbara L. Hennigar, Trustee

/S/ BARBARA I. JACOBS*
---------------------------------------------------------------
Barbara I. Jacobs, Trustee

/S/ DOUGLAS F. KRIDLER*
---------------------------------------------------------------
Douglas F. Kridler, Trustee

/S/ MICHAEL D. MCCARTHY*
---------------------------------------------------------------
Michael D. McCarthy, Trustee

/S/ ARDEN L. SHISLER*
---------------------------------------------------------------
Arden L. Shisler, Trustee

/S/ DAVID C. WETMORE*
---------------------------------------------------------------
David C. Wetmore, Trustee and Chairman

*BY:  :  /S/ ALLAN J. OSTER
         ---------------------------------
          Allan J. Oster, Attorney-In Fact

                                  EXHIBIT LIST

EXHIBIT           ITEM
-------           ----
23(a)(4)          Amending Resolutions

23(d)(1)(a)       Exhibit A to Investment Advisory Agreement

23(d)(4)(l)       Form of Subadvisory Agreement with Fund Asset Management

23(d)(4)(m)       Subadvisory Agreement with The Boston Company

23(d)(4)(n)       Subadvisory Agreement with Franklin Portfolio Associates

23(e)(2)(a)       Schedule A to Underwriting Agreement

23(g)(1)(e)       Amendment to Global Custody Agreement

23(h)(1)(a)       Exhibit C (Fee Schedule) to Fund Administration and
                  Transfer Agency

23(h)(2)          Administrative Services Plan

23(h)(4)(a)       Exhibit A to Expense Limitation Agreement with GMFCT

23(h)(5)          Form of Expense Limitation Agreement

23(h)(10)         Fee Waiver Agreement

23(i)             Legal Opinion of SRSY

23(m)(2)          Amended Distribution Plan under Rule 12b-1

23(n)(2)          Amended Rule 18f-3 Plan

23(p)(7)          Code of Ethics for Boston Company

23(p)(15)         Code of Ethics for Franklin Portfolio Associates